UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2015

AUDIOEYE, INC.

DELAWARE	333-177463	20-2939845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 E. Williams Circle, Suite 500

Tucson, Arizona 85711

(Address of principal executive offices)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                           Unregistered Sales of Equity Securities

Commencing on May 1, 2015, AudioEye, Inc. (the “Company”) sold an aggregate of 175,000 shares of Series A Convertible Preferred Stock (the “Preferred Stock”) to 12 accredited investors at a purchase price of $10.00 per share (the “Purchase Price”) for proceeds of $1,750,000 in a private placement (the “Private Placement”).  Each share of the Preferred Stock may be converted into shares of common stock of the Company by dividing the Purchase Price plus any accumulated dividends with respect to such share by an initial conversion price of $0.1754 (subject to adjustment for stock splits, stock dividends and similar actions).  The Company may redeem the Preferred Stock at any time for an amount equal to $12.50 plus accumulated dividends.  The Preferred Stock will bear a dividend of 5% of the purchase price when, as and if declared by the Board of Directors of the Company.  The description of the Preferred Stock is qualified by reference to the Certificate of Designations set forth on Exhibit 4.1 to this Current Report.

The securities issued in the Private Placement were not registered under the Securities Act of 1933, as amended (the “Act”) in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated under the Act.  The securities may not be offered or sold in the United States by the holder in the absence of an effective registration statement or exemption from the registration requirements of the Act.  In this connection, the Company has granted to the purchasers of the Preferred Stock piggy-back registration rights with respect to the shares issuable upon conversion of the Preferred Stock.  The Company intends to use the proceeds from the Private Placement for general working capital purposes.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

Effective May 1, 2015, Sean Bradley, President, Chief Technology Officer and Secretary of the Company, agreed to reduce his annual base salary to $150,000.

Effective May 1, 2015, Nathaniel Bradley, Founder, Chief Innovation Officer and Treasurer of the Company, agreed to reduce his annual base salary to $125,000.

Item 8.01                                           Other Events

On May 7, 2015, the Company issued a press release with respect to the Private Placement and management compensation changes detailed in Items 3.02 and 5.02.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibit 4.1                                     Certificate of Designations.

Exhibit 99.1                              Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2015	AUDIOEYE, INC.

	By:	/s/ SEAN BRADLEY
Sean Bradley, President

Index to Exhibits

Exhibit No.	Description

4.1	Certificate of Designations - Series A Convertible Preferred Stock of AudioEye, Inc. (pursuant to Section 151 of the Delaware General Corporation Law)

99.1	Press Release dated May 7, 2015.